          JACOBS ENGINEERING GROUP INC.
POWER OF ATTORNEY FOR EXECUTING FORMS 3, 4 AND 5

       Know all by these present, that the undersigned,
hereby constitutes and appoints each of Kevin Berryman,
Michael Tyler and Justin Johnson, signing singly,
the undersigneds true and lawful attorney in fact to

1. execute for and on behalf of the undersigned,
in the undersigneds capacity as an officer and or
director of Jacobs Engineering Group Inc. the
Company, Form 3, 4 and 5 in accordance with Section
16a of the Securities Exchange Act of 1934 and
the rules thereunder; and any other forms or
reports the undersigned may be required to file in
connection with the undersigneds ownership,
acquisition or disposition of securities of the
Company.

2. do and perform any and all acts for and on
behalf of the undersigned which may be necessary or
desirable to complete, execute and file any such
Form 3, 4, and 5, or other form or report, and
timely file such forms with the Securities and
Exchange Commission and any stock exchange or
similar authority and

3. take any other action of any type whatsoever in
connection with the foregoing which, in the opinion of
the attorney in fact, may be of benefit to, in the best
interest of, or legally required by, the undersigned,
it being understood that the documents executed by the
attorney in fact on my behalf pursuant to this Power of
Attorney shall be in such form and shall contain
such information, terms and conditions as such attorney
in fact may authorize or approve in such attorney in
facts discretion.

       The undersigned hereby grants to each such the
attorney in fact full power and authority to do and
perform any and every act and thing whatsoever requisite,
necessary, or proper to be done in the exercise of any
of the rights and powers herein granted, as fully to all
intents and purposes as the undersigned might or
could do if personally present, with full power of
substitution or revocation, hereby ratifying and confirming
all that the attorney in fact, or the attorney in facts
substitute or substitutes, shall lawfully do or cause to
be done by virtue of this Power of Attorney and the rights
and powers herein granted.

The undersigned hereby acknowledge that the foregoing
attorney in fact, inserving in such capacity at the
request of the undersigned, is not assuming any of my
responsibilities to comply with Section 16 of the
Securities Exchange Act of 1934.

       This Power of Attorney shall remain in full force
and effect until the undersigned is no longer required to
file Forms 3, 4, and 5 with respect to the undersigneds
holdings of and transactions in securities issued by the
Company, unless earlier revoked by the undersigned in a
signed writing delivered to the foregoing attorney in fact.

       IN WITNESS WHEREOF, I hereby cause this Power of
Attorney to be executed as of this 26th day of May 2019.

 Barbara Loughran
___________________________________
Barbara Loughran
Director